UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2013

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

551 Fifth Avenue, Suite 300 New York, New York		10176
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 297-0200

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Stockholders of ABM Industries Incorporated was held on March 5, 2013.

(b)	The following directors were elected by a vote of stockholders, each to serve for a term ending at the annual meeting of stockholders in the year 2016: Luke S. Helms, Sudhakar Kesavan, and William W. Steele.

The following directors remained in office: Linda Chavez, Anthony G. Fernandes, J. Philip Ferguson, Maryellen C. Herringer, and Henrik C. Slipsager.

The following matters were voted upon at the meeting:

(1)	Proposal 1 - Election of Directors

Nominees	For	Withheld	Broker Non-Votes
Luke S. Helms	37,372,581	4,202,454	6,908,460
Sudhakar Kesavan	41,289,934	285,101	6,908,460
William W. Steele	41,219,062	355,973	6,908,460

(2)	Proposal 2 - Ratification of KPMG LLP as Independent Registered Public Accounting Firm

For	Against	Abstentions
48,048,540	279,866	155,089

(3)	Proposal 3 - Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
37,575,118	3,787,634	212,283	6,908,460

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Dated: March 5, 2013	By:	/s/ Sarah H. McConnell
Sarah H. McConnell
Senior Vice President and General Counsel